Exhibit 99.1

Evolent Health Announces Proposed Expansion of Relationships
in Illinois and New Mexico

WASHINGTON, D.C., September 27, 2017 – Evolent Health, a company providing an integrated value-based care platform to the nation’s leading health systems and physician organizations, today announced it expects to significantly expand relationships with partners in Illinois and New Mexico.

“These opportunities in Illinois and New Mexico demonstrate the breadth of our capabilities and confidence we have established with partners in multiple segments of the market,” said Evolent Chief Executive Officer Frank Williams. “In Illinois, we expect to extend our health plan services platform to serve an additional 160,000 Medicaid enrollees on behalf of CountyCare Health Plan, a subsidiary of Cook County Health & Hospitals System. In New Mexico, we are acquiring selected assets of New Mexico Health Connections, a legacy Valence partner, to establish a new health plan managed services organization that will leverage Evolent’s operational, clinical and technology services to support a provider-centric, value-based model of care throughout the state of New Mexico.”

In Illinois, CountyCare announced it expects to expand to 300,000 covered lives as a part of the state’s overhaul of Medicaid. As a part of this growth, CountyCare expects to more than double the membership scope of its current agreement with Evolent.

Today, Evolent provides a full suite of health plan operational and clinical services to CountyCare’s members and providers. As CountyCare becomes one of the largest Medicaid managed care plans in Illinois, Evolent expects to increase services to support a broader network, expanding on the existing 800 primary care providers and 2,600 specialists across the platform.

“We are thrilled to have the confidence of CountyCare and to be a partner in the expansion efforts. This is an exciting opportunity to build on our existing infrastructure and scale our services to reach more Medicaid members in Cook County and deepen the impact we are having in these communities,” said Williams.

In New Mexico, Evolent has entered into a unique agreement to acquire assets related to the commercial business from New Mexico Health Connections (NMHC) for $10.25 million in cash. The assets include a health plan management services organization with a tenured leadership team and employee base with extensive experience working locally with providers to run NMHC’s suite of preventive, disease and care management programs. The assets will be contributed to a new entity, True Health New Mexico, Inc., a wholly-owned subsidiary of Evolent Health.

The legacy NMHC will continue to operate as an independent non-profit health care organization operating throughout the state of New Mexico, offering individual health insurance products. True Health New Mexico expects to enter into a managed services agreement with NMHC to support this ongoing individual business. Evolent’s combined administrative services revenue for contracting with both entities is expected to be approximately $20 million in 2018. True Health New Mexico may also extend the platform to other provider organizations in New Mexico that require clinical and administrative infrastructure to support value-based care arrangements.

“The ability to combine Evolent’s industry leading platform with a statewide organization that has a reputation for an integrated provider and consumer-centric approach represents an exciting growth opportunity,” said Williams. “Building upon the success of our financially aligned partnerships in other states, we have the ability to leverage relationships with community providers and a world-class clinical and administrative infrastructure to deliver lower cost, higher quality health care for the residents of New Mexico.”

“This relationship with Evolent positions our organization for dynamic growth and the chance to extend our mission to more New Mexicans. We expect that providers, employers and members will all benefit from the scale and infrastructure of a national partnership while ensuring leadership and clinical decision-making are still driven locally,” said NMHC Chief Executive Officer Martin Hickey, MD. “Evolent’s investment supports the sustainability of a statewide, provider-centric model. This should translate into more choice and lower costs by empowering the local physician community.”

Both transactions are subject to customary closing conditions which includes certain regulatory approvals, including approval by the New Mexico Office of Superintendent of Insurance (OSI).

Conference Call and Webcast Details
Evolent will hold a conference call to discuss details of the transaction today, September 27, 2017, at 8:00 a.m., Eastern Time. To participate by telephone, dial 1.855.940.9467 and ask to join to the Evolent call. Participants are advised to dial in at least 15 minutes prior to the call to register. Evolent invites all interested parties to attend the conference call.

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About Evolent Health
Evolent Health partners with leading provider organizations to achieve superior clinical and financial results in value-based care. With a provider heritage and over 20 years of health plan administration experience, Evolent operates in more than 30 U.S. health care markets, actively managing care across Medicare, Medicaid, commercial and self-funded adult and pediatric populations. With the experience to drive change, Evolent confidently stands by a commitment to achieve results. For more information, visit evolenthealth.com.

Forward-Looking Statements – Cautionary Language
Certain statements made in this press release and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services, future performance or financial results and the outcome of contingencies, such as legal proceedings. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others, certain risks and uncertainties associated with the establishment of True Health New Mexico, the pending acquisition of certain assets of NMHC and the expected entry into a new services agreement with NMHC, including the receipt of required approvals, and new risks relating to the business of NMHC which may divert management resources and result in unanticipated costs; and expansion of our partnership with Cook County Health & Hospitals Systems and the growth and success of our partners including Cook County Health & Hospitals Systems, which is difficult to predict and is subject to factors outside of our control, including premium pricing reductions and the ability to control and, if necessary, reduce health care costs.

The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the expansion of our partnership with Cook County Health & Hospitals Systems, the consummation of the NMHC transactions or our future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and other documents filed with the SEC include factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.

Source: Evolent Health, Inc.

Contacts:

Bob East 443.213.0502 Investor Relations InvestorRelations@evolenthealth.com	Robin Glass 571.389.6005 Media Relations RGlass@evolenthealth.com